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                                                                   EXHIBIT 10.30

                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                            dELiA*s OPERATING COMPANY

                                       AND
                                 ESTELLE DEMUESY


      Agreement (this "Agreement") dated as of November 1, 1999 (the "Effective Date") by and between dELiA*s Operating Company, a Delaware corporation with offices at 435 Hudson Street, New York, New York 10014 (the "Company"), and Estelle DeMuesy, an individual residing at 6 Hathaway Road, Scarsdale, NY 10583 (the "Executive").

      It is agreed as follows:

      1. EMPLOYMENT. The Company shall employ the Executive as the Company's Executive Vice President - dELiA*s Direct, and the Executive hereby accepts employment with the Company, upon the terms and conditions set forth on this Agreement for the Employment Period (as defined below).

      2. POSITION AND DUTIES. (a) During the Employment Period, Executive shall render such services to the Company and its affiliates in her capacity as Executive Vice President - dELiA*s Direct as the Company's board of directors (the "Board") may from time to time direct and which are commensurate with Executive's title and position.

            (b) Executive shall devote all reasonable efforts and her full business time and attention (except for permitted vacation periods and reasonable periods of illness or other incapacity) to the business and affairs of the Company and its affiliates. Executive shall perform her duties and responsibilities to the best of her abilities in a diligent, trustworthy, businesslike and efficient manner.

            (c) For purposes of this Agreement, "affiliate" shall mean any corporation or other entity of which the Company (or any corporation or entity controlling the Company) has at least a 49% equity or voting interest.

            (d) The Company shall use its best efforts to cause the Executive to be elected to the board of directors of Storybook Inc. during the Employment Period so long as Storybook Inc. shall be an affiliate of the Company.

      3. BASE SALARY AND BENEFITS. (a) During the Employment Period, Executive's base salary shall be not less than $225,000 per annum (the "Base Salary"), which salary shall be payable in regular installments in accordance with the Company's general payroll practices and shall be subject to customary withholding. In addition, during the Employment Period, Executive shall be entitled to participate, at the Company's expense (except for such copayments as are generally required of the Company's managerial employees), in all of the Company's benefit and retirement programs (including medical benefits for Executive and her immediate family) for which managerial employees of the Company are generally eligible. Executive shall be entitled to not less than four (4) weeks of paid vacation, which if not taken, unless otherwise required by

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law, may not be carried forward to any subsequent year unless the Chief
Executive Officer, President or the Board approves such vacation carry.

            (b) The Company shall reimburse Executive for all reasonable expenses incurred by her in the course of performing her duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

            (c) In addition to the Base Salary, the Board shall establish a bonus pool and award a bonus from such pool to Executive following the end of each fiscal year during the Employment Period, based upon Executive's performance relative to agreed-upon Company operating targets and the operating results of dELiA*s Inc. during such year. The Executive's target bonus shall be no less than 50% of her salary at the beginning of the fiscal year for which the bonus is paid.

      4. TERM. (a) The "Employment Period" shall commence on the Effective Date and continue until the third anniversary thereof; provided that the Employment Period shall terminate earlier: (i) upon Executive's resignation, death or permanent disability or incapacity as determined by the Board in its good faith ("Disability"); (ii) in accordance with subparagraph (c) below; or
(iii) upon written notice to Executive, at any time, for Cause, as defined in subparagraph (b) below.

            (b) For purposes of this Agreement, "Cause" shall mean (i) a material breach of this Agreement by Executive that, if capable of being remedied, Executive fails to remedy within 30 days after written notice, (ii) any breach of Executive's duty of loyalty to the Company or any of its affiliates or act of fraud or intentional material dishonesty with respect to the Company or any of its affiliates, (iii) the commission by Executive of a felony involving moral turpitude or other act or omission causing material harm to the standing and reputation of the Company and its affiliates, (iv) failure by the Executive to report for work for any significant period of time other than for reasonable personal excuses, (v) willful or repeated refusal by the Executive to perform such lawful duties as may be delegated or assigned by the Board and that are commensurate with the Executive's position with the Company, or (vi) willful misconduct or gross negligence in the performance of Executive's duties to the Company.

            (c) Executive may, at any time during the Employment Period by written notice to the Company, terminate the Employment Period for "Good Reason" effective upon such notice. "Good Reason" means (i) a material breach by the Company of any material provision of this Agreement that the Company fails to remedy or cease within 15 days after written notice thereof to the Company or
(ii) the relocation of the Company's headquarters to a location more than 50 miles outside the New York City metropolitan area.

      5.    VOLUNTARY SEPARATION.

            (a) In the event of termination of the Employment Period upon Executive's voluntary resignation, death or Disability, the Company shall pay to Executive within five days


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all sums accrued and unpaid to the date of termination (including unused vacation in accordance with the policies of dELiA*s Inc. with respect to its executive officers then in effect) and Executive shall not be entitled to receive her Base Salary, any severance pay or any fringe benefits or bonuses for periods after such termination of the Employment Period.

            (b) If the Employment Period is terminated by the Company without Cause or by the Executive for Good Reason in accordance with Section 4(c), the Company shall continue to pay the Executive at the higher of $225,000 per annum or the Executive's then-current Base Salary (determined pursuant to Section 3) at the time of termination (i) in the case of a termination by the Executive for Good Reason, for a period of one year following such termination, or (ii) in the case of a termination by the Company without Cause, until the earlier of one year from such termination or one year from the second anniversary of the Effective Date. The provisions of this Section 5(b) and of Section 5(a) shall constitute Executive's sole and exclusive remedy in connection with termination of the Employment Period by the Company without Cause or by the Executive for Good Reason in accordance with Section 4(c). If the Company fails to perform its obligations under Section 5(a) and this Section 5(b) after notice from the Executive and 10 days for the Company to cure, Executive's remedies shall not be limited by this Agreement. dELiA*s Inc. hereby unconditionally guarantees the obligations of the Company under this Section 5(b).

      6. CONFIDENTIAL INFORMATION. Executive acknowledges that the information, trade secrets, observations, confidential knowledge and data obtained by her while employed by the Company concerning the business, new, planned or existing products and services, or affairs of the Company, its customers or any affiliate of the Company ("Confidential Information") are the property of the Company or such affiliate. Therefore, the Executive agrees that she shall not, at any time during her employment under this Agreement and for a period of two years subsequent thereto, disclose to any third party except in the performance of her duties hereunder or as may be required by law, any Confidential Information except for such information which has become publicly available other than by an act or omission of the Executive. Executive shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer files, printouts and software and other documents and data (and all copies thereof) relating to the Confidential Information, work product or the business of the Company or any affiliate which she may then possess or have under her control.

      7.    NON-COMPETE; NON-SOLICITATION.

            (a) Executive agrees that during the Employment Period and for a period of 18 months from the termination thereof (the "Non-Competition Period"), she will not directly, either for her own account or for the benefit of any person, firm or corporation, engage in any business activity competitive with the retail, mail order or e-commerce businesses of the Company and its affiliates (a "Competing Business Activity"). For purposes hereof, Competing Business Activities shall mean direct marketing of clothing for children or teen-agers.

            (b) Executive agrees that during the Non-Competition Period, Executive shall not discuss or accept any relationship, whether as a consultant, representative, employee, executive, officer, director, manager or otherwise, with any person, firm or corporation which is


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engaged in a Competing Business Activity.

            (c) During the Non-Competition Period, Executive shall not directly or indirectly own or be a stockholder, partner of, or otherwise participate in any company that is engaged in a Competing Business Activity. Notwithstanding the above, Executive may hold up to a one percent (1%) interest in any publicly held or traded company and shall have an unlimited right to invest in any mutual fund which is publicly traded or managed by a major financial institution.

            (d) During the Non-Competition Period, Executive shall not directly or indirectly through another person or entity (i) induce or attempt to induce any employee of the Company or any affiliate to leave the employ of the Company or such affiliate, or in any way interfere with the relationship between the Company or any affiliate and any employee thereof, (ii) hire any person who was an employee of the Company or any affiliate at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee, consultant or other business relation of the Company or affiliate to cease doing business with the Company or such affiliate, or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee, consultant or business relation and the Company or any affiliate (including, without limitation, making any negative statements or communications about the Company or its affiliates).

            (e) During the Non-Competition Period, Executive shall inform any prospective new employer or associate prior to accepting any employment or any business relationship of the existence of this Agreement and provide such employer or associate with a copy of this Agreement.

            (f) In the event any covenant made in this Agreement shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted. Nothing in this Agreement shall be construed as to prevent the Company from pursuing any and all remedies available to it for the breach or threatened breach of covenants made in this Agreement, including recovery of money damages or temporary or permanent injunctive relief. Accordingly, Executive acknowledges that the remedy at law for breach of the provisions of this Agreement may be inadequate and that, in addition to any other remedy the Company may have, it shall be entitled to an injunction restraining any breach or threatened breach, without any bond or other security being required and without the necessity of showing actual damages.

            (g) Notwithstanding anything to the contrary contained in this
Section 7, nothing contained in this Section 7 shall be construed so as to prohibit the Executive from being employed by a company or entity that engages in a Competing Business Activity so long as Executive is not responsible for, does not report to or have any involvement, whether direct or indirect, with any division or unit of said company engaged in such Competing Business Activity.

            (h) Notwithstanding anything to the contrary contained in this
Section 7, the Non-Competition Period shall not be construed to extend beyond the date of termination of the Employment Period if the Employment Period has terminated by the Company without Cause or by the Executive for Good Reason.


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      8.    NOTICES. Any notice or other communication under this Agreement shall be in writing and shall be considered given when delivered by hand, when telecopied upon confirmation of receipt or one day after being mailed by registered mail, return receipt requested, to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the other in accordance with this provision):

            If to Executive:

            at the address written above


            If to the Company:

                  dELiA*s Inc.
                  435 Hudson Street
                  New York, New York 10014
                  Attention: Legal Department
                  Fax: (212) 590-6310

      9. EXECUTIVE'S REPRESENTATIONS. Executive hereby represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by Executive do not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which Executive is bound, (ii) Executive is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity, and
(iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms. Executive hereby acknowledges and represents that she has consulted with independent legal counsel regarding her rights and obligations under this Agreement or has had an opportunity to do so and that she fully understands the terms and conditions contained herein.

      10.   [RESERVED.]

      11. STOCK OPTIONS. Concurrent with the execution of this agreement, dELiA*s Inc. and the Executive shall enter into (i) the Option Agreement annexed hereto as EXHIBIT A, ISSUED UNDER THE dELiA*s INC. 1998 STOCK INCENTIVE PLAN (THE "PLAN") and (ii) the Amendment Agreement, attached hereto as EXHIBIT B, to the Storybook Stock Option Agreement between the Executive and Storybook Inc., a Delaware corporation. The dELiA*s Inc. common stock issuable under the Plan is registered for resale under the Securities Act of 1933 and there are no restrictions under the Plan on transferability of such shares. Each of the options granted hereunder shall be treated as an "incentive stock option" to the extent permissible by law.

      12.   MISCELLANEOUS.

            (a)   This Agreement may not be changed or terminated orally.

            (b) Executive may not assign any of her rights or delegate any of her duties


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under this Agreement. The Company may assign any or all of its rights under this
Agreement to any subsequent owner of the Company's business or any affiliate, and the assignee shall have the right to enforce this Agreement to the same extent as the Company.

            (c) No waiver of any term or condition of this Agreement shall be deemed to be a waiver of any subsequent breach of that term or condition or any breach of any other term or condition of this Agreement. Any waiver must be in writing.

            (d) If any provision of this Agreement would be deemed invalid or unenforceable for any reason, including, without limitation, because of its geographic or business scope or duration, such provision shall be construed in such a way as to make it valid and enforceable to the maximum extent possible. Any invalidity or unenforceability of any provision in this Agreement shall not affect or render invalid or unenforceable any other provision of this Agreement or any other agreement or instrument.

            (e) This Agreement shall be governed by and construed in accordance with the law of the State of New York, without giving effect to principles or rules of choice or conflicts of laws of such State or any such other State in which any action may be brought relating to this Agreement.

            (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same Agreement.

            (g) This Agreement contains a complete statement of all the arrangements between the parties with respect to their subject matter, supersede any previous agreements between them relating to that subject matter, and cannot be amended, modified or terminated except in a written document executed by all the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]



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                    [SIGNATURE PAGE TO EMPLOYMENT AGREEMENT]


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                    dELiA*s Operating Company


                                    By:  /s/  Timothy B. Schmidt
                                         --------------------------------
                                          Timothy B. Schmidt
                                          Senior Vice President and General
                                          Counsel


                                    dELiA*s Inc. (as to Sections 5(b) and 11)


                                    By:  /s/ Timothy B. Schmidt
                                         ------------------------------
                                          Timothy B. Schmidt
                                          Senior Vice President and General
                                          Counsel

                                    ESTELLE DEMUESY


                                    /s/ Estelle Demuesy
                                    -------------------



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